Exhibit 99.2

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#fintech #security #protection #banking #crypto
#yourkeysyourcrypto #blockchain

CompoSecure and Roman DBDR Tech Acquisition Corp. Announce Closing of Business Combination

First Day of Trading on Nasdaq Global Market Under Ticker “CMPO” beginning December 28, 2021

Somerset, NJ – December 27, 2021 – CompoSecure Holdings, Inc. (“CompoSecure”), a leading provider of premium financial payment cards and an emergent provider of cryptocurrency storage and security solutions, today reported the closing of its previously announced business combination with Roman DBDR Tech Acquisition Corp. (NASDAQ: DBDR) (“Roman DBDR”), a publicly traded special acquisition company. Roman DBDR shareholders approved the transaction at Roman DBDR’s stockholder meeting held on December 23, 2021, and the transaction was completed on December 27, 2021. The combined company is now called CompoSecure, Inc. and will begin trading on the Nasdaq Global Market at market open beginning December 28, 2021, under the ticker symbol “CMPO” for its Class A common stock and “CMPOW” for its publicly traded warrants.

“We are pleased to complete our business combination with Roman DBDR and begin our next chapter as a public company,” said Jon Wilk, CEO of CompoSecure. “As I stated at the beginning of this process, we have a bold vision for CompoSecure, as we deliver superior solutions to the payments, cryptocurrency, and broader digital asset marketplace. We look forward to executing our strategic objectives and believe CompoSecure is poised to accelerate its growth and capitalize on the significant opportunities to generate substantial value for all stakeholders.”

Dr. Donald Basile, Co-CEO and Chairman of Roman DBDR, stated, “We were attracted to CompoSecure for its proven business model, strong leadership, and exceptional products, which has completely changed the premium financial payment card industry. And now it is set to completely change the cryptocurrency storage and security solutions with its new Arculus KeyTM card, the next generation of cryptocurrency cold storage. I look forward to continuing my collaboration with Jon and the management team, helping CompoSecure strengthen and grow its position in the emergent cryptocurrency storage and security industry.”

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#coldstorage #bitcoin #disruptor #hacker #digitalwallet
#fintech #security #protection #banking #crypto
#yourkeysyourcrypto #blockchain

About CompoSecure and Arculus

Founded in 2000, CompoSecure is a pioneer and category leader in premium payment cards and an emergent provider of cryptocurrency and digital asset storage and security solutions. The company focuses on serving the affluent customers of payment card issuers worldwide using proprietary production methods that meet the highest standards of quality and security. The company offers secure, innovative, and durable proprietary products that implement leading-edge engineering capabilities and security. CompoSecure’s mission is to increase clients’ brand equity in the marketplace by offering products and solutions which differentiate the brands they represent, thus elevating cardholder experience. For more information, please visit www.composecure.com. ArculusTM was created with the mission to promote cryptocurrency adoption by making it safe, simple and secure for the average person to buy, swap and store cryptocurrency. With a strong background in security hardware and financial payments, the ArculusTM solution was developed to allow people to use a familiar payment card form factor to manage their cryptocurrency. For more information, please visit www.getarculus.com.

About Roman DBDR Tech Acquisition Corp.

Roman DBDR is a special purpose acquisition company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses or entities. While the company may pursue an initial business combination target in any stage of its corporate evolution or in any industry or sector, it intends to focus its search on companies in the technology, media and telecom (“TMT”) industries. The company is led by its Co-Chief Executive Officers, Dr. Donald G. Basile and Dixon Doll, Jr. The Company’s experienced board of directors includes former NVCA Chairman and longtime venture capitalist Dixon Doll, Global Net Lease (NYSE: GNL) CEO James L. Nelson, former fund manager Paul Misir, investment banker and investor Arun Abraham, and entrepreneur Alan Clingman. For more information, please visit www.romandbdr.com Roman DBDR raised $236 million in its initial public offering (inclusive of underwriter’s exercise of over-allotment option) in November 2020 and is listed on Nasdaq under the symbol “DBDR”.

Contacts:

CompoSecure Media:

Wes Robinson

626-201-2928

wrobinson@olmsteadwilliams.com

Brian Ruby

ICR for CompoSecure

(203) 682-8268

CompoSecure-PR@icrinc.com

CompoSecure Investor:

Marc Griffin

ICR for CompoSecure

(646) 277-1290

CompoSecure-IR@icrinc.com

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#coldstorage #bitcoin #disruptor #hacker #digitalwallet
#fintech #security #protection #banking #crypto
#yourkeysyourcrypto #blockchain

Forward-Looking Statements

Certain statements included in this Press Release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to statements regarding Roman DBDR’s or CompoSecure’s expectations, hopes, beliefs, intentions or strategies regarding the future, including, without limitation, statements regarding: (i) the size, demand and growth potential of the markets for CompoSecure’s products and CompoSecure’s ability to serve those markets, (ii) the degree of market acceptance and adoption of CompoSecure’s products, (iii) CompoSecure’s ability to develop innovative products and compete with other companies engaged in the financial services and technology industry and (iv) CompoSecure’s ability to attract and retain clients. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Press Release, and on the current expectations of CompoSecure’s and Roman DBDR’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, a prediction or a definitive statement of fact or probability. Neither Roman DBDR nor CompoSecure gives any assurance that either CompoSecure will achieve its expectations. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CompoSecure. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond CompoSecure’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the definitive proxy statement on Schedule 14A (the “Proxy Statement”) relating to the merger filed by Roman DBDR with the U.S. Securities and Exchange Commission (the “SEC”) and other documents filed with the SEC by Roman DBDR and CompoSecure from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of Roman DBDR or CompoSecure presently know or that Roman DBDR or CompoSecure currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Roman DBDR’s and CompoSecure’s expectations, plans or forecasts of future events and views as of the date of this Press Release. Roman DBDR and CompoSecure anticipate that subsequent events and developments will cause Roman DBDR’s and CompoSecure’s assessments to change. However, while Roman DBDR and CompoSecure may elect to update these forward-looking statements at some point in the future, Roman DBDR and CompoSecure specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Roman DBDR’s and CompoSecure’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Certain market data information in this Press Release is based on the estimates of CompoSecure and Roman DBDR management.

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